                                                                   EXHIBIT 10.8

                            SECOND AMENDMENT TO THE
                             OPERATING AGREEMENT OF
                 LAFAYETTE HEART HOSPITAL, LLC (the "Company")

         THIS SECOND AMENDMENT to the Operating Agreement of the Company is effective as of the date the Operating Agreement is initially adopted by its Member(s) (the "Amendment").

         1. Section 5.10(b)(iii) of the Operating Agreement is hereby deleted and replaced in its entirety with the following:

                  Nothing herein shall prevent the Owner or Practice from providing cardiac services within the scope of such Owner's or Practice's regular office(s) for the practice of medicine so long as they do not provide diagnostic or interventional cardiac catheterization services in such office; provided, however, that the provision of diagnostic and therapeutic (but not interventional) cardiac catheterization services through a single mobile or fixed cardiac catheterization laboratory only at the site set forth on Exhibit C, by an Owner or Practice holding an ownership interest in such cardiac catheterization laboratory (whether or not such ownership interest was acquired before or after the date hereof), shall not be prohibited by this Section 5.10(b)(iii);

         2. In addition, Exhibit C to the Operating Agreement is hereby deleted in its entirety and replaced with the attached Exhibit C.

Except as provided herein, the Operating Agreement shall remain in full force and effect.


[***]






[***] These portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                   EXHIBIT C
                                     TO THE
                              OPERATING AGREEMENT
                                       OF
                         LAFAYETTE HEART HOSPITAL, LLC
                      A Delaware Limited Liability Company

              PERMITTED SITE FOR CARDIAC CATHETERIZATION SERVICES


                             401 St. Julien Avenue
                              Lafayette, LA 70506